Exhibit 10.1

EXECUTION COPY

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT, dated as of March 23, 2009 (the “Employment Agreement”), by and between Hawker Beechcraft Corporation, a Kansas corporation (the “Company”), and Worth W. Boisture, Jr. (the “Executive”).

WHEREAS, the Company desires to employ the Executive as Chief Executive Officer of the Company and wishes to acquire and be assured of his services on the terms and conditions hereinafter set forth; and

WHEREAS, the Executive desires to be employed by the Company as Chief Executive Officer of the Company and to perform and to serve the Company on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valid consideration, the sufficiency of which is acknowledged, the parties hereto agree as follows:

Section 1. Employment.

1.1. Term. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, in each case pursuant to this Employment Agreement, for a period commencing on the date hereof (such date, the “Effective Date”) and ending on the earlier of (i) the fifth anniversary of the Effective Date and (ii) the termination of the Executive’s employment in accordance with Section 3 hereof (the “Term”). The Term shall be subject to extension by mutual agreement between the parties.

1.2. Duties. During the Term, the Executive shall serve as the Company’s Chief Executive Officer and such other positions as an officer or director of the Company and such affiliates of the Company as the Executive and the board of directors of the Company (the “Board”) shall mutually agree from time to time, and shall report directly to the Board. In his position of Chief Executive Officer, the Executive shall have all authorities customary for the Chief Executive Officer of the Company’s size and nature, plus such additional duties, consistent with the foregoing, as the Board may reasonably assign. The principal place of employment, and principal office, shall be the Company’s headquarters in Wichita, Kansas. During the term, the Executive shall serve as a member of the Board.

1.3. Exclusivity. During the Term, the Executive shall devote substantially all of his business time and efforts to the performance of his duties, shall faithfully serve the Company, and shall in all material respects conform to and comply with the lawful and reasonable directions and instructions given to him by the Board. During the Term, the Executive may, only to the extent not interfering with his duties at the Company, (i) serve on a reasonable number of boards (with service on boards of for-profit entities being subject to the prior written approval of the Board in its sole discretion); (ii) engage in educational, charitable and civic activities; (iii) accept and fulfill a reasonable number of speaking engagements; and (iv) manage his personal investments and affairs. Without limiting the generality of the foregoing, prior to the Effective Date, the Executive shall have terminated all consulting arrangements he may have with any other person or entity.

Section 2. Compensation.

2.1. Salary. As compensation for the performance of the Executive’s services hereunder, during the Term, the Company shall pay to the Executive a salary at an annual rate of Six Hundred and Thirty Thousand dollars ($630,000) payable in accordance with the Company’s standard payroll policies (the “Base Salary”). The Base Salary will be reviewed annually and may be adjusted upward (but not downward) by the Board (or a committee thereof) in its discretion.

2.2. Annual Bonus. For each completed calendar year occurring during the Term, the Executive shall be eligible for potential awards of additional compensation (the “Annual Bonus”) to be based upon such objectively determinable Company performance criteria for each such calendar year as determined by the Board in consultation with the Executive. The Executive’s target Annual Bonus opportunity for each calendar year that ends during the Term shall equal one hundred percent (100%) of the Base Salary (the “Target Annual Bonus Opportunity”) (which shall be pro-rated for any calendar year not falling entirely within the Term, but will in no event be less than $475,000 for 2009 (the “2009 Minimum Bonus”)). The maximum bonus payable shall be equal to two hundred percent (200%) of the Base Salary, similarly pro-rated. The amount paid depends on the extent to which objective “target” and/or “stretch” performance goals, set annually by the Board in consultation with the Executive, are achieved or exceeded. The objective “target” and/or “stretch” performance goals shall be set by the Board for 2009 by May 23, 2009 and for all years thereafter by February 15th. The Annual Bonus shall be paid within two and a half (2 1/2) months of the end of the calendar year. The Annual Bonus shall be payable in cash; provided, however, that with the Executive’s consent, up to 50% of the Annual Bonus may be payable in Common Stock (as defined below).

2.3. Equity. The Executive shall be entitled to and agrees to purchase and/or receive certain equity interests in the Hawker Beechcraft, Inc., a Delaware corporation (“HBI”), as described below.

(a) Equity Purchase. On the Effective Date, the Executive shall be granted the right to purchase 43,750 shares of common stock of HBI, par value $.01 per share (the “Common Stock”), at a price of $8 per share and the Executive hereby agrees to purchase such shares within twenty (20) days after the Effective Date. The terms and conditions of such purchases shall be pursuant to the Stock Purchase Agreement between the Executive and HBI substantially in the form attached hereto as Exhibit A.

(b) Restricted Stock Unit Grant. Effective upon the Effective Date, the Company will grant to the Executive restricted stock units in respect of 125,000 shares of Common Stock (the “RSUs”). Subject to the Executive’s continued employment with the Company, the RSUs shall vest and become non-forfeitable at the rate of twenty percent (20%) per year, commencing on the first anniversary of the Effective Date; provided, that an additional

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twenty percent (20%) of the RSUs will become vested if the Executive’s employment is terminated prior to the fifth (5th) anniversary of the Effective Date (i) by the Company other than for Cause, (ii) by the Executive for Good Reason or (iii) by reason of the Executive’s death or Disability; and provided, further, that in the event of a Transaction (as defined in the Hawker Beechcraft, Inc. 2007 Stock Option Plan), all RSUs shall become fully vested. Upon the Executive’s termination of employment, (i) if such termination is for Cause, all RSUs (whether or not then vested) will be immediately forfeited and (ii) in the case of any other termination, all RSUs that are not then vested or do not become vested in connection with such termination shall be immediately forfeited. Shares of Common Stock in respect of the vested RSUs will be issued to the Executive on the earlier of (i) the fifth (5th) anniversary of the Effective Date or (ii) upon the consummation of a Transaction, provided, that in the case of a Transaction, the Company may elect to settle the RSUs for cash, or for such other consideration as is received by the Company’s stockholders in the Transaction. The grant of RSUs shall be pursuant to an RSU agreement, substantially in the form attached hereto as Exhibit B.

(c) Initial Stock Option Grants. On the Effective Date, HBI shall grant to the Executive options to purchase 1,243,750 shares of Common Stock, pursuant to (i) a time-vesting option agreement between HBI and the Executive, pursuant to which the Executive will be granted an option to purchase 621,875 shares of Common Stock, substantially in the form attached hereto as Exhibit C, (ii) a performance-vesting option agreement between HBI and the Executive, pursuant to which the Executive will be granted an option to purchase 310,938 shares of Common Stock, substantially in the form attached hereto as Exhibit D and (iii) a performance-vesting option agreement between HBI and the Executive, pursuant to which the Executive will be granted an option to purchase 310,937 shares of Common Stock, substantially in the form attached hereto as Exhibit E. Options granted pursuant to this Section 2.3(c) shall have a per share exercise price equal to (i) $8.00 per share.

2.4. Employee Benefits. During the Term, the Executive shall be eligible to participate in such health and other group insurance and other employee benefit plans and programs of the Company as in effect from time to time on the same basis as other senior executives of the Company.

2.5. Vacation. During the Term, the Executive shall be entitled to five (5) weeks vacation per calendar year, with up to an aggregate of five (5) weeks carry-over permissible to the extent vacation days are not used. The number of vacation days are prorated for the first and last calendar years of employment, and shall be determined by multiplying twenty-five (25) by a fraction, the numerator of which is the number of days the Executive is employed by the Company during the applicable year and the denominator of which is 365.

2.6. Business Expenses. The Company shall pay or reimburse the Executive, upon presentation of documentation, for all commercially reasonable business out-of-pocket expenses that the Executive incurs during the Term in performing his duties under this Employment Agreement and in accordance with the expense reimbursement policy of the Company as approved by the Board (or a committee thereof) and in effect from time to time.

2.7. Travel. The Company shall pay or reimburse the Executive for first-class air travel incurred during the Term in connection with the performance of his duties.

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The Executive shall also have reasonable access to the Company jet for personal use, for which he will be taxed at SILF rates.

2.8. Relocation. The Company will provide the Executive with the standard relocation benefits under its relocation policy as in effect from time to time. In addition, as promptly as practicable after the Effective Date, the Company will obtain two (2) independent valuations of the Executive’s residence in Savannah, Georgia. The Executive shall use commercially reasonable efforts to sell such residence and the Company will pay to the Executive the difference between the selling price of such residence and 95% of the average of the two (2) valuations, if the selling price is less than 95% of the average of the two (2) valuations. In the event that the Executive, after making reasonable efforts to do so, is unable to sell his residence in Savannah, Georgia within six (6) months after the listing for sale of such residence with a real estate broker, the Company will purchase or arrange for the purchase of such residence at a price to the Executive of 95% of the average of the two (2) valuations. The Company may pay to the Executive such amount prior to the actual sale of the residence and the Executive agrees that the Company shall be entitled to all of the proceeds of any subsequent sale of the residence and agrees to execute such documents as may be requested by the Company to secure the Company’s right to receive any proceeds of any subsequent sale. In any event, the Company shall pay Executive the amounts due under this Section 2.8 on or before the end of the seventh (7th) month after the Effective Date.

2.9. Attorney’s Fees. The Company will reimburse the Executive for his reasonable attorney’s fees and costs incurred in his legal representation related to this Employment Agreement.

Section 3. Employment Termination.

3.1. Termination of Employment. The Company may terminate the Executive’s employment for any reason during the Term at any time upon not less than thirty (30) days’ notice, or without prior notice in connection with a termination by the Company for Cause (the date on which the Executive’s employment terminates, the “Termination Date”). Upon the termination of the Executive’s employment with the Company for any reason, the Executive shall be entitled to (i) payment of any Base Salary earned but unpaid through the date of termination, (ii) earned but unpaid Annual Bonus for calendar years completed prior to the Termination Date (payable in cash in the ordinary course), (iii) unused vacation days (consistent with Section 2.5 hereof) paid out at the per-business-day base salary rate, (iv) additional vested benefits (if any) in accordance with the applicable terms of applicable Company arrangements, (v) and any unreimbursed expenses in accordance with Section 2.6 hereof (collectively, the “Accrued Amounts”).

3.2. Certain Terminations.

(a) Termination by the Company other than for Cause, Death or Disability; Termination by the Executive for Good Reason. If the Executive’s employment is terminated (x) by the Company other than for Cause or Disability or (y) by the Executive for Good Reason, in addition to the Accrued Amounts, the Executive shall be entitled to a payment equal to one (1) times the sum of his Base Salary at the rate in effect immediately prior to the

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Termination Date plus the Target Annual Bonus Opportunity for the year of such termination (such payments, the “Severance Payments”). In addition, the Company shall pay the Executive a pro-rata bonus for the year of termination, based on the actual performance of the Company for the full year and the number of days in such year prior to and including the Termination Date (the “Pro-Rata Bonus”), payable at the time when annual bonuses are paid generally. The Company’s obligations to make the Severance Payments shall be conditioned upon: (i) the Executive’s continued compliance with his obligations under Section 4 of this Employment Agreement and (ii) the Executive’s execution, delivery and non-revocation of a valid and enforceable general release of claims (the “Release”) substantially in the form attached hereto as Exhibit E. Subject to Section 3.2(d), the Severance Payments will be paid in equal installments on the Company’s regular payroll dates occurring during the twelve (12) month period beginning as soon as practicable following the effectiveness of the Release. The Company shall also provide continued health benefits to the Executive and his eligible dependents pursuant to COBRA and shall, until the first (1st) anniversary of the Termination Date, pay any applicable COBRA premium to the extent it exceeds the premium then payable by a then active employee of the Company.

(b) Termination by Death, Disability, or Non-Extension of the Term by the Company. If the Executive’s employment is terminated by reason of the Executive’s death, Disability, the Company shall pay the Executive (or his heirs upon a termination by death) the Pro-Rata Bonus at the time when bonuses are paid, if at all, generally.

(c) Definitions. For purposes of Section 3, the following terms have the following meanings:

(1) “Cause” shall mean (i) the Executive’s willful refusal to substantially perform, or his willful failure to make good faith efforts to substantially perform, his material duties for the Company, or willful failure or refusal to comply with the Company’s policies, which refusal or failure remains uncured for fifteen (15) days after he receives written notice from the Board demanding cure; (ii) in carrying out his duties under this Agreement, the Executive engages in gross misconduct or gross neglect; or (iii) the Executive is indicted for, convicted of, or enters a plea of guilty or nolo contendere to, a felony or a misdemeanor involving moral turpitude.

(2) “Disability” shall mean the Executive is entitled to and has begun to receive long-term disability benefits under the long-term disability plan of the Company in which Executive participates, or, if there is no such plan, the Executive’s inability, due to physical or mental ill health, to perform the essential functions of the Executive’s job, with or without a reasonable accommodation, for 90 days out of any 270 day consecutive day period.

(3) “Good Reason” shall mean the occurrence of any of the following events without either the Executive’s prior express written consent or cure by the Company within 30 days after he gives written notice to the Company describing the event and requesting cure: (i) any material diminution in the Executive’s authorities, titles or offices as are in effect on the Effective Date; (ii) a material change in the reporting structure so that he reports to someone other than the Board; (iii) any material breach by the Company, or any of its

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affiliates, of any material obligation to the Executive; or (iv) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the business and assets of the Company. Executive must provide notice of termination of employment within ninety (90) calendar days of Executive’s knowledge of the event constituting Good Reason or such event shall not constitute Good Reason under this Agreement.

(d) Section 409A. If the Executive is a “specified employee” for purposes of Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, any Severance Payments required to be made pursuant to Section 3.2 which are subject to Section 409A of the Code shall not commence until one day after the day which is six (6) months from the Termination Date, with the first payment equaling six (6) months of his Base Salary at the rate in effect immediately prior to the Termination Date.

3.3. Exclusive Remedy. The foregoing payments upon termination of the Executive’s employment shall constitute the exclusive severance payments due the Executive upon a termination of his employment under this Employment Agreement.

3.4. Resignation from All Positions. Upon the termination of the Executive’s employment with the Company for any reason, the Executive shall resign, as of the date of such termination, from all positions he then holds as an officer, director, employee and member of the boards of directors (and any committee thereof) of the Company and its affiliates. The Executive shall be required to execute such writings as are required to effectuate the foregoing.

3.5. Cooperation. Following the termination of the Executive’s employment with the Company for any reason, the Executive shall reasonably cooperate with the Company upon reasonable request of the Board and to be reasonably available to the Company with respect to matters arising out of the Executive’s services to the Company and its subsidiaries. The Company shall reimburse the Executive for expenses reasonably incurred in connection with such matters.

Section 4. Unauthorized Disclosure; Non-Competition; Non-Solicitation; Interference with Business Relationships; Proprietary

                 Rights.

4.1. Unauthorized Disclosure. The Executive agrees and understands that in the Executive’s position with the Company, the Executive has been and will be exposed to and has and will receive information relating to the confidential affairs of the Company and its affiliates, including, without limitation, technical information, intellectual property, business and marketing plans, strategies, customer information, software, other information concerning the products, promotions, development, financing, expansion plans, business policies and practices of the Company and its affiliates and other forms of information considered by the Company and its affiliates to be confidential or in the nature of trade secrets (including, without limitation, ideas, research and development, know-how, formulas, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals) (collectively, the “Confidential Information”). The Executive agrees that at all times during the Executive’s employment with the Company and thereafter, the

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Executive shall not disclose such Confidential Information, either directly or indirectly, to any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (each a “Person”) without the prior written consent of the Company and shall not use or attempt to use any such information in any manner other than in connection with his employment with the Company, unless required by law to disclose such information, in which case the Executive shall provide the Company with written notice of such requirement as far in advance of such anticipated disclosure as possible. This confidentiality covenant has no temporal, geographical or territorial restriction. Upon termination of the Executive’s employment with the Company, the Executive shall promptly supply to the Company all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data and any other tangible product or document which has been produced by, received by or otherwise submitted to the Executive during or prior to the Executive’s employment with the Company, and any copies thereof in his (or capable of being reduced to his) possession.

4.2. Non-Competition. By and in consideration of the Company’s entering into this Employment Agreement, and in further consideration of the Executive’s exposure to the Confidential Information of the Company and its affiliates, the Executive agrees that the Executive shall not, during the Executive’s employment with the Company (whether during the original or extended Term) and for a period of twelve (12) months after the Term (the “Restriction Period”), directly or indirectly, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation or control of, or be connected in any manner with, including, without limitation, holding any position as a stockholder, director, officer, consultant, independent contractor, employee, partner, or investor in, any Restricted Enterprise (as defined below); provided, that in no event shall ownership of one percent (1%) or less of the outstanding securities of any class of any issuer whose securities are registered under the Securities Exchange Act of 1934, as amended, standing alone, be prohibited by this Section 4.2, so long as the Executive does not have, or exercise, any rights to manage or operate the business of such issuer other than rights as a stockholder thereof. For purposes of this paragraph, “Restricted Enterprise” shall mean any Person that is actively engaged in any geographic area in (i) the ownership of a type certificate of, or the design, manufacture, sale, or marketing of, general aviation aircraft of whatever description, including, without limitation, of whatever size, range, engine type, or intended use, or of military trainer aircraft, or the design, manufacture, distribution, sale, or marketing of airframe components for general aviation aircraft or military trainer aircraft, or the provision of line fixed base operations or maintenance, repair, and/or overhaul services for general aviation aircraft or military trainer aircraft or (ii) any other business proposed to be conducted by the Company or any of its subsidiaries in the Company’s business plan as in effect at that time. During the Restriction Period, upon request of the Company, the Executive shall notify the Company of the Executive’s then-current employment status.

4.3. Non-Solicitation of Employees. During the Restriction Period, the Executive shall not directly or indirectly contact, induce or solicit (or assist any Person to contact, induce or solicit) for employment any person who is, or within twelve (12) months prior to the date of such solicitation was, an employee of the Company or any of its affiliates.

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4.4. Interference with Business Relationships. During the Restriction Period, the Executive shall not directly or indirectly contact, induce or solicit (or assist any Person to contact, induce or solicit) any customer or client of the Company or its subsidiaries to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries, or directly or indirectly interfere with (or assist any Person to interfere with) any material relationship between the Company or its subsidiaries and any of its or their customers or clients so as to cause harm to the Company or its affiliates.

4.5. Extension of Restriction Period. The Restriction Period shall be tolled for any period during which the Executive is in breach of any of Sections 4.2, 4.3 or 4.4 hereof.

4.6. Proprietary Rights. The Executive shall disclose promptly to the Company any and all inventions, discoveries, and improvements (whether or not patentable or registrable under copyright or similar statutes), and all patentable or copyrightable works, initiated, conceived, discovered, reduced to practice, or made by him, either alone or in conjunction with others, during the Executive’s employment with the Company and related to the business or activities of the Company and its affiliates (the “Developments”). Except to the extent any rights in any Developments constitute a work made for hire under the U.S. Copyright Act, 17 U.S.C. § 101 et seq. that are owned ab initio by the Company and/or its applicable affiliate, the Executive assigns all of his right, title and interest in all Developments (including all intellectual property rights therein) to the Company or its nominee without further compensation, including all rights or benefits therefor, including without limitation the right to sue and recover for past and future infringement. The Executive acknowledges that any rights in any Developments constituting a work made for hire under the U.S. Copyright Act, 17 U.S.C § 101 et seq. are owned upon creation by the Company and/or its applicable affiliate as the Executive’s employer. Whenever requested to do so by the Company, the Executive shall execute any and all applications, assignments or other instruments which the Company shall deem necessary to apply for and obtain trademarks, patents or copyrights of the United States or any foreign country or otherwise protect the interests of the Company and its affiliates therein. These obligations shall continue beyond the end of the Executive’s employment with the Company with respect to inventions, discoveries, improvements or copyrightable works initiated, conceived or made by the Executive while employed by the Company, and shall be binding upon the Executive’s employers, assigns, executors, administrators and other legal representatives. In connection with his execution of this Employment Agreement, the Executive has informed the Company in writing of any interest in any inventions or intellectual property rights that he holds as of the date hereof. If the Company is unable for any reason, after reasonable effort, to obtain the Executive’s signature on any document needed in connection with the actions described in this Section 4.6, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Executive’s agent and attorney in fact to act for and on the Executive’s behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section 4.6 with the same legal force and effect as if executed by the Executive.

4.7. Confidentiality of Agreement. Other than with respect to information required to be disclosed by applicable law, the parties hereto agree not to disclose the terms of this Employment Agreement to any Person; provided the Executive may disclose

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this Employment Agreement and/or any of its terms to the Executive’s immediate family, financial advisors and attorneys, so long as the Executive instructs every such Person to whom the Executive makes such disclosure not to disclose the terms of this Employment Agreement further. Anytime after this agreement is filed with the SEC or any other government agency by the Company and becomes a public record, this provision shall no longer apply.

4.8. Remedies. The Executive agrees that any breach of the terms of this Section 4 would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law; the Executive therefore also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Executive and/or any and all Persons acting for and/or with the Executive, without having to prove damages, in addition to any other remedies to which the Company may be entitled at law or in equity, including, without limitation, the obligation of the Executive to return any Severance Payments made by the Company to the Company. The terms of this paragraph shall not prevent the Company from pursuing any other available remedies for any breach or threatened breach hereof, including, without limitation, the recovery of damages from the Executive. The Executive and the Company further agree that the provisions of the covenants contained in this Section 4 are reasonable and necessary to protect the businesses of the Company and its affiliates because of the Executive’s access to Confidential Information and his material participation in the operation of such businesses.

Section 5. Representation. The Executive represents and warrants that (i) he is not subject to any contract, arrangement, policy or understanding, or to any statute, governmental rule or regulation, that in any way limits his ability to enter into and fully perform his obligations under this Employment Agreement and (ii) he is not otherwise unable to enter into and fully perform his obligations under this Employment Agreement.

Section 6. Non-Disparagement. From and after the Effective Date and following termination of the Executive’s employment with the Company, the Executive and the Company agree not to make any statement that criticizes, ridicules, disparages or is otherwise derogatory of the other Party or, in the case of statements about the Company, any of its subsidiaries, affiliates, employees, officers, directors or stockholders. For such purpose, statements by “the Company” shall mean only (i) the Company by press release or other formally released announcement and (ii) the executive officers and directors thereof and not any other employees.

Section 7. Taxes.

7.1. Withholding. All amounts paid to the Executive under this Employment Agreement during or following the Term shall be subject to withholding and other employment taxes imposed by applicable law. The Executive shall be solely responsible for the payment of all taxes imposed on him relating to the payment or provision of any amounts or benefits hereunder.

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Section 8. Miscellaneous.

8.1. Indemnification. The Company shall indemnify the Executive to the fullest extent provided under Delaware law and shall provide the Executive, with respect to claims arising or asserted during the Term and for six years thereafter, Directors and Officers Insurance no less favorable that then apply to the Company’s directors and officers generally.

8.2. Amendments and Waivers. This Employment Agreement and any of the provisions hereof may be amended, waived (either generally or in a particular instance and either retroactively or prospectively), modified or supplemented, in whole or in part, only by written agreement signed by the parties hereto; provided, that, the observance of any provision of this Employment Agreement may be waived in writing by the party that will lose the benefit of such provision as a result of such waiver. The waiver by any party hereto of a breach of any provision of this Employment Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

8.3. Assignment; No Third-Party Beneficiaries. This Employment Agreement, and the Executive’s rights and obligations hereunder, may not be assigned by the Executive, and any purported assignment by the Executive in violation hereof shall be null and void. Nothing in this Employment Agreement shall confer upon any Person not a party to this Employment Agreement, or the legal representatives of such Person, any rights or remedies of any nature or kind whatsoever under or by reason of this Employment Agreement, except the personal representative of the deceased Executive may enforce the provisions hereof applicable in the event of the death of the Executive. The Company is authorized to assign this Employment Agreement to a successor to substantially all of its assets.

8.4. Notices. Unless otherwise provided herein, all notices, requests, demands, claims and other communications provided for under the terms of this Employment Agreement shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be sent by (i) personal delivery (including receipted courier service) or overnight delivery service, with confirmation of receipt (ii) facsimile during normal business hours, with confirmation of receipt, to the number indicated, (iii) reputable commercial overnight delivery service courier, with confirmation of receiptor (iv) registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

If to the Company:    c/o GS Capital Partners

85 Broad Street

New York, NY 10004

Attention: Sanjeev Mehra

Facsimile: 212-357-5505

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and

c/o Onex Partners Advisor LP

161 Bay Street, 49th Floor

Toronto, ON M5J 2S1

Attention: Nigel Wright

Facsimile: 416-362-5765

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Christopher Ewan, Esq.

Facsimile: 212-859-4000

If to the Executive:    Worth W. Boisture, Jr. at his principal office at the Company

(during the Term), and at all times to his principal residence as reflected in the records of the Company.

with a copy to:

Hurt & Berry, LLP

10670 N. Central Expressway, Suite 450

Dallas, TX 75231

Attn: Jeffrey W. Hurt, Esq.

Facsimile: 214-382-5657

All such notices, requests, consents and other communications shall be deemed to have been given when received. Either party may change its facsimile number or its address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner then set forth.

8.5. Governing Law. This Employment Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

8.6. Arbitration. Each party irrevocably agrees that all disputes arising out of or relating to this Employment Agreement and to the other documents and agreements required to effectuate this Employment Agreement shall be resolved by binding arbitration through the American Arbitration Association in New York, New York. It is further agreed that the prevailing party will be awarded its own attorneys fees and costs in connection with such arbitration.

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8.7. Severability. Whenever possible, each provision or portion of any provision of this Employment Agreement, including those contained in Section 4 hereof, will be interpreted in such manner as to be effective and valid under applicable law but the invalidity or unenforceability of any provision or portion of any provision of this Employment Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Employment Agreement in that jurisdiction or the validity or enforceability of this Employment Agreement, including that provision or portion of any provision, in any other jurisdiction. In addition, should a court or arbitrator determine that any provision or portion of any provision of this Employment Agreement, including those contained in Section 4 hereof, is not reasonable or valid, either in period of time, geographical area, or otherwise, the parties hereto agree that such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid.

8.8. Entire Agreement. From and after the Effective Date, this Employment Agreement constitutes the entire agreement between the parties hereto, and supersede all prior representations, agreements and understandings (including any prior course of dealings), both written and oral, between the parties hereto with respect to the subject matter hereof.

8.9. Counterparts. This Employment Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

8.10. Binding Effect. This Employment Agreement shall inure to the benefit of, and be binding on, the successors and assigns of each of the parties, including, without limitation, the Executive’s heirs and the personal representatives of the Executive’s estate and any successor to all or substantially all of the business and/or assets of the Company.

8.11. General Interpretive Principles. The name assigned this Employment Agreement and headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Employment Agreement are for convenience of reference only and shall not in any way affect the meaning or interpretation of any of the provisions hereof. Words of inclusion shall not be construed as terms of limitation herein, so that references to “include,” “includes” and “including” shall not be limiting and shall be regarded as references to non-exclusive and non-characterizing illustrations.

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IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first written above.

HAWKER BEECHCRAFT CORPORATION

By:	/s/ Gail E. Lehman
Name: Gail E. Lehman Title: Vice President, General Counsel and Secretary

/s/ Worth W. Boisture, Jr.
Worth W. Boisture, Jr.

Exhibit A

HAWKER BEECHCRAFT, INC.

STOCK PURCHASE AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of March 23, 2009 (the “Date of Grant”), between Hawker Beechcraft, Inc., a Delaware corporation (the “Company”), and Worth W. Boisture, Jr. (the “Executive”).

R E C I T A L S:

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it would be in the best interests of the Company and its shareholders to enter into this Agreement pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Purchase Right. The Company hereby grants to the Executive the right to purchase, and the Executive hereby agrees to purchase, pursuant to the terms and conditions hereinafter set forth, 43,750 Shares (the “Purchase Right”). The aggregate purchase price for the Shares shall be $350,000, which the Company and the Executive agree is not less than the fair market value of the Shares as of the date hereof.

2. Exercisability. The Purchase Right is 100% vested and the Executive shall purchase all of the Shares as provided herein.

3. Mandatory Purchase.

(a) Purchase Period. The Executive must purchase the Shares on or before the twentieth (20th) day after the Effective Date (as defined in the employment agreement dated as of the date hereof between the Executive and Hawker Beechcraft Corporation (the “Employment Agreement”)).

(b) Method of Purchase.

(i) The Shares shall be purchased by payment in full of the purchase price in cash or by check or wire transfer. The Executive shall not have any rights to dividends or other rights of a stockholder with respect to Shares until the Executive has paid in full for such Shares, satisfied any applicable withholding requirements and satisfied any other conditions imposed by the Committee or pursuant to this Agreement.

(ii) Notwithstanding any other provision of this Agreement to the contrary, the Shares may not be purchased prior to the completion of any registration or qualification of the Purchase Right or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange (collectively, the “Legal Requirements”) that the Committee shall in good faith based on advice of counsel determine to be necessary or advisable, unless an exemption to such registration or qualification is available and satisfied. The Committee may establish additional procedures as it deems necessary or desirable in connection with the purchase of any Shares to comply with any Legal Requirements.

(iii) Upon the Committee’s determination that the Shares have been validly purchased, and that the Executive has paid in full for the Shares and satisfied any applicable withholding requirements, the Company shall issue certificates in the Executive’s name for the Shares.

(iv) The Executive agrees that as a condition precedent to the purchase of the Shares he will be or become a party to the Stockholders Agreement.

4. Representations and Warranties of the Executive. The Executive represents, warrants and agrees that:

(a) The Executive is acquiring the Shares to be acquired by him hereunder for his own account, for investment and not with a view to the sale or distribution thereof, nor with any present intention of distributing or selling the same, and the Shares will not be disposed of in contravention of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws.

(b) The Executive is an “accredited investor” as defined in Rule 501 of the Securities Act

(c) The Executive is able to bear the economic risk of his or her investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

(d) The Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Company as he has requested.

(e) This Stock Purchase Agreement constitutes the legal, valid and binding obligation of the Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Stock Purchase Agreement by the Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Executive is a party or any judgment, order or decree to which the Executive is subject; and

(f) The Executive is a resident of the State set forth beneath the Executive’s name on the signature page hereto.

5. No Right to Continued Employment. The granting of the Purchase Right evidenced hereby and this Agreement shall impose no obligation on the Company or any other member of the Company Group to continue the employment of the Executive and shall not lessen or affect the Company’s or such other member’s right to terminate the employment of such Executive.

6. Legend on Certificates. The certificates representing the Shares purchased shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission and any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7. Transferability. The Purchase Right and the Executive’s other rights and obligations under this Agreement may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Executive without the prior written consent of the Company otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, in the event of the Executive’s death prior to the Expiration Date his heirs and legatees shall have the right to exercise the Purchase Right and purchase the Shares in accordance with the terms hereof.

8. Withholding. Whenever the Shares are purchased, the Company shall have the Executive remit to the Company cash sufficient to satisfy all federal, state and local withholding tax requirements prior to issuance of the Shares and the delivery of any certificate or certificates for such Shares.

9. Securities Laws. Upon the acquisition of any Shares pursuant to the Purchase Right, the Executive will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

10. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Executive at the address appearing in the personnel records of the Company for the Executive or to either party hereto at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

11. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

12. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Certain Definitions. The following capitalized terms used but not otherwise defined in this Agreement have the respective meanings set forth in this Section 12.

(a)	Transaction shall have the meaning set forth in the Hawker Beechcraft, Inc. 2007 Stock Option Plan (the “Plan”).

(b)	Committee: The Board or such committee of the Board as may be designated by the Board from time to time to administer the Plan.

(c)	Company Group: Collectively, the Company, its subsidiaries and its or their respective successors and assigns.

(d)	Shares: Shares of common stock, par value $.01 per share, of the Company and any other securities into which such shares of common stock are changed or for which such shares of common stock are exchanged.

(e)	Stockholders Agreement: The Stockholders Agreement dated as of March 26, 2007 (as amended and restated from time to time) by and among the Company and such other Persons who are or become parties thereto.

[signature page attached]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date hereof.

HAWKER BEECHCRAFT, INC.

By:
Name:
Title:

Agreed and acknowledged as

of the Date of Grant:

Worth W. Boisture, Jr.

State of Residence

Exhibit B

HAWKER BEECHCRAFT, INC.

RESTRICTED STOCK UNIT AGREEMENT

THIS AGREEMENT, made as of 23rd day of March, 2009 (the “Date of Grant”), between Hawker Beechcraft , Inc., a Delaware corporation (the “Company”), and Worth W. Boisture, Jr. (the “Grantee”).

R E C I T A L S:

WHEREAS, the Grantee and Hawker Beechcraft Corporation, a Delaware Corporation (“HBC”), have entered into that certain Employment Agreement dated as of March 23, 2009 (the “Employment Agreement”);

WHEREAS, the Company is an indirect parent of HBC; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant Restricted Stock Units to the Grantee pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant.

The Company hereby grants to the Grantee an award (the “Award”) of 125,000 restricted stock units (the “Restricted Stock Units”). The Restricted Stock Units granted pursuant to the Award shall be subject to the execution and return of this Agreement by the Grantee (or the Grantee’s estate, if applicable) to the Company. Subject to the terms of this Agreement, each Restricted Stock Unit represents the right to receive one (1) Share, cash or other consideration at the time and in the form and manner set forth in Section 7 hereof. Except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions set forth in the Employment Agreement.

2. Vesting.

Subject to Section 3 hereof and the earlier termination or cancellation of the Restricted Stock Units as set forth herein, the Restricted Stock Units shall vest as follows, in each case as long as the Grantee’s employment has not theretofore terminated:

2.1. Prior to the first (1st) anniversary of the Date of Grant, no portion of the Award shall be vested;

2.2. On and after the first (1st) anniversary of the Date of Grant, the Award shall be vested with respect to an aggregate of 20% of the Restricted Stock Units;

2.3. On and after the second (2nd) anniversary of the Date of Grant, the Award shall be vested with respect to an aggregate of 40% of the Restricted Stock Units;

2.4. On and after the third (3rd) anniversary of the Date of Grant, the Award shall be vested with respect to an aggregate of 60% of the Restricted Stock Units;

2.5. On and after the fourth (4th) anniversary of the Date of Grant, the Award shall be vested with respect to an aggregate of 80% of the Restricted Stock Units; and

2.6. On and after the fifth (5th) anniversary of the Date of Grant, the Award shall be vested with respect to an aggregate of 100% of the Restricted Stock Units.

The portion of the Award which as become vested as described in this Section 2 or in Section 4 is herein referred to as the “Vested Portion.”

3. Termination of Employment.

3.1. By the Company without Cause, by the Executive with Good Reason or due to the Death or Disability of the Grantee. If, prior to the fifth (5th) anniversary of the Date of Grant, the Grantee’s employment is terminated by the Company without Cause, by the Grantee for Good Reason, or by reason of the Grantee’s death or Disability, (i) the Participant shall be vested in an additional 20% of the Shares originally subject to the Restricted Stock Unit, (ii) the Vested Portion of the Award shall remain outstanding pursuant to the terms of this Agreement and (iii) the Award, to the extent not previously vested or vesting as described in this Section 3.1, shall be immediately forfeited without payment of consideration therefor. The terms “Cause”, “Good Reason” and “Disability” shall have the meaning ascribed to such terms in the Employment Agreement.

3.2. Cause. In the event the Grantee’s employment is terminated for Cause, the Award, whether or not vested, shall immediately be forfeited without payment of consideration therefor.

3.3. Other Termination of Employment. Upon the termination of the Grantee’s employment for any reason other than those set forth in Sections 3.1 and 3.2, (i) the Vested Portion of the Award shall remain outstanding pursuant to the terms of this Agreement and (ii) the Award, to the extent not previously vested, shall be immediately forfeited without payment of consideration therefor.

4. Effect of a Transaction.

Notwithstanding anything contained in this Agreement to the contrary, in the event of a Transaction, the Award shall become immediately fully vested.

5. Non-transferability.

The Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

6. No Right to Continued Employment.

The granting of the Award evidenced hereby and this Agreement shall impose no obligation on the Company or any other member of the Company Group to continue the Employment of the Grantee and shall not lessen or affect the Company’s or such other member’s right to terminate the Employment of such Participant.

7. Issuance of Shares.

On the earlier of (i) the date of the consummation of a Transaction or (ii) the fifth (5th) anniversary of the Date of Grant, the Company shall issue to Grantee (or, if applicable, the Grantee’s estate) one (1) Share with respect to each Restricted Stock Unit in the Vested Portion of the Award; provided, however, that in the case of a Transaction, (i) the Company may issue the Shares immediately prior to, but subject to the consummation of, the Transaction and (ii) the Company may elect to settle the Restricted Stock Units for cash, or for such other per Share consideration as is received by the Company’s stockholders in the Transaction (including having the Grantee participate in any earnout, holdback or other installment payout that might be applicable to the Company’s stockholders). Notwithstanding anything to the contrary contained herein, no Shares may be transferred to any person other than the Grantee unless such other person presents documentation to the Company, which demonstrates to the reasonable satisfaction of the Company such person’s right to the transfer.

8. Legend on Certificates.

The certificates representing the Shares issued pursuant to this Award shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission and any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9. Securities Laws.

Upon the acquisition of any Shares pursuant to this Award, the Grantee will make or enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

10. Withholding of Taxes.

Whenever Shares, cash or other consideration is to be issued pursuant to this Award, the Company shall have the right to require the Grantee to remit to the Company cash sufficient to satisfy all federal, state and local withholding tax requirements prior to issuance of the Shares and the delivery of any certificate or certificates for such Shares or the payment of cash or other consideration. In the event that Shares are issued pursuant to this Award, the Grantee may satisfy such tax withholding obligation by surrendering to the Company on the date of issuance Shares having a Fair Market Value on that date equal to the withholding taxes, provided that the Company is not then prohibited from purchasing or acquiring such Shares.

11. Modification of Agreement.

This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

12. Severability.

Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

13. Governing Law.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

14. Notices.

Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Grantee at the address appearing in the personnel records of the Company for the Grantee or to either party hereto at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

15. Successors in Interest.

This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee’s legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee’s heirs, executors, administrators and successors.

16. Definitions.

The following capitalized terms used in this Agreement have the respective meanings set forth in this Section:

16.1. Affiliate: With respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

16.2. Board: The Board of Directors of the Company.

16.3. Company Group: Collectively, the Company, its subsidiaries and its or their respective successors and assigns.

16.4. Existing Owner Group: Onex Corporation, GS Capital Partners VI, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore, L.P. and GS Capital Partners VI GmgH & Co. KG, and any Affiliate of any of the foregoing, which invests in equity of the Company Group.

16.5. Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per-Share closing bid price and per-Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (“Nasdaq”), or, if no sale of Shares shall have been reported on the composite tape of any national securities exchange or quoted on the Nasdaq on such date, the arithmetic mean of the per-Share closing bid price and per-Share closing asked price on the immediately preceding date on which sales of the Shares have been so reported or quoted, and (ii) if there is not a public market for the Shares on such date, the value established by the Board in good faith, which in the context of a Transaction shall be the price paid per Share.

16.6. Person: An individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

16.7. Shares: Shares of common stock, par value $.01 per share, of the Company and any other securities into which such shares of common stock are changed or for which such shares of common stock are exchanged.

16.8. Transaction: In a single transaction or a series of related transactions, the occurrence of any of the following events: (i) a majority of the outstanding voting power of the Company (the “Company Voting Securities”) shall have been acquired or otherwise become beneficially owned, directly or indirectly, by any Person or Persons (other than any member of the Existing Owner Group as comprised on the date hereof, the Company Group or any Affiliate of any member of the Company Group) or any two or more Persons acting as a partnership, limited partnership, syndicate or other group, entity or association acting in concert for the purpose of voting, acquiring, holding or disposing of voting stock of the Company, or (ii) there shall have occurred: (A) a merger or consolidation of the Company with or into another corporation, other than (x) a merger or consolidation with any other member of the Company Group or (y) a merger or consolidation in which the holders of Company Voting Securities immediately prior to the merger as a class directly or indirectly hold immediately after the merger at least a majority of all outstanding voting power of the surviving or resulting corporation or its parent; (B) a statutory exchange of shares of one or more classes or series of outstanding Company Voting Securities for cash, securities or other property, other than an exchange in which the holders of Company Voting Securities immediately prior to the exchange as a class directly or indirectly hold immediately after the exchange at least a majority of all outstanding voting power of the entity with which the Company Voting Securities are being exchanged; or (C) the sale or other disposition of more than 80% of the consolidated assets of the

Company and its subsidiaries (based on the net book value of the consolidated assets of the Company and its subsidiaries in the most recent audited financial statements of the Company), in one transaction or a series of transactions, other than a sale or disposition in which the holders of Company Voting Securities immediately prior to the sale or disposition as a class directly or indirectly hold immediately after the sale or disposition at least a majority of all outstanding voting power of the entity to which such assets of the Company are sold; it being understood that, for this purpose, the acquisition or beneficial ownership of voting securities by the public shall not be an acquisition or constitute beneficial ownership by any Person or Persons acting in concert.

17. Signature in Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature page follows]

HAWKER BEECHCRAFT, INC.

By:

Name:

Title:

GRANTEE

Exhibit C

HAWKER BEECHCRAFT, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

(Time-Vesting)

THIS AGREEMENT (the “Agreement”), is made effective as of March 23, 2009 (the “Date of Grant”), between Hawker Beechcraft, Inc., a Delaware corporation (the “Company”), and Worth W. Boisture, Jr. (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Hawker Beechcraft, Inc. 2007 Stock Option Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings given thereto in the Plan;

WHEREAS, the Participant and Hawker Beechcraft Corporation, a Delaware Corporation (“HBC”), have entered into that certain Employment Agreement dated as of March 23, 2009 (the “Employment Agreement”);

WHEREAS, the Company is an indirect parent of HBC; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant an Option to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. General.

(a) Grant of the Option. The Company hereby grants to the Participant the right and option to purchase, pursuant to Section 6 of the Plan and the terms and conditions hereinafter set forth, all or any part of an aggregate of 621,875 Shares, subject to adjustment as set forth in the Plan. The Option Price shall be $8.00 per share, which the Company and the Participant agree is not less than the Fair Market Value of the Shares as of the date hereof. The Option is granted pursuant to and is governed in all respects by the Plan. This Option is not intended to constitute an incentive stock option under Section 422 of the Code.

(b) Term. The term of the Option shall be ten (10) years from and after the Date of Grant. Unless the Option is earlier terminated or canceled as provided elsewhere herein, the Option shall expire at the close of regular business hours at the Company’s headquarters on the last day of the term of the Option. Upon such expiration, this Agreement and all rights of the Optionee to exercise the Option shall automatically terminate.

2. Vesting; Termination of Employment.

(a) Subject to Section 2(b) hereof and the earlier termination or cancellation of the Option as set forth herein or in the Plan, the Option shall vest and become exercisable as follows, in each case so long as the Participant’s Employment has not theretofore terminated:

(i) Prior to the first (1st) anniversary of the Date of Grant, no portion of the Option shall vest or be exercisable;

(ii) On and after the first (1st) anniversary of the Date of Grant, the Option shall vest and be exercisable with respect to an aggregate of 20% of the Shares;

(iii) On and after the second (2nd) anniversary of the Date of Grant, the Option shall vest and be exercisable with respect to an aggregate of 40% of the Shares;

(iv) On and after the third (3rd) anniversary of the Date of Grant, the Option shall vest and be exercisable with respect to an aggregate of 60% of the Shares;

(v) On and after the fourth (4th) anniversary of the Date of Grant, the Option shall vest and be exercisable with respect to an aggregate of 80% of the Shares; and

(vi) On and after the fifth (5th) anniversary of the Date of Grant, the Option shall vest and be exercisable with respect to an aggregate of 100% of the Shares.

The portion of the Option which has become vested and exercisable as described herein is hereinafter referred to as the “Vested Portion.”

(b) If the Participant’s Employment is terminated for Cause, the Option shall, whether or not then vested, be automatically canceled without payment of consideration therefor.

(c) If the Participant’s Employment is terminated by the Company without Cause, by the Participant for Good Reason (as defined in the Employment Agreement), or due to the Participant’s death or Disability, the Participant shall be vested in an additional 20% of the Shares originally subject to the Option. The Option shall, to the extent not previously vested or vesting as described in this Section 2(c), be automatically canceled without payment of consideration therefor, and the Vested Portion of the Option shall remain exercisable for the applicable period set forth in Section 3(a).

(d) Upon termination of the Participant’s Employment for any reason other than those set forth in Paragraph (b) or (c) of this Section 2, the Option shall, to the extent not previously vested, be automatically canceled without payment of consideration therefor, and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

(e) Upon the occurrence of a Transaction, the Option shall, to the extent not then vested, automatically become fully vested and exercisable.

(f) In the event of a Transaction the Committee may either (i) cancel the Option and make payment in connection with such cancellation equal to the excess, if any, of the

Fair Market Value of the Shares subject to such Option over the aggregate Option Price of such Option or (ii) provide for the issuance of substitute options or other awards that will preserve, as nearly as practicable, the economic terms of the Option, in each case as determined by the Committee in good faith and, in each case, in compliance, to the extent applicable, with Section 409A of the Code as determined by the Board.

3. Exercise of Option.

(a) Post-Termination Period of Exercise.

(i) In the case of termination of the Participant’s Employment due to the Participant’s death or Disability, the termination of the Participant’s employment by the Company without Cause or by the Participant for Good Reason, subject to any provisions of the Plan and this Agreement to the contrary, the Participant (or his heir or legatee, if applicable) may exercise all or any part of the Vested Portion of the Option at any time prior to earliest to occur of (x) the tenth (10th) anniversary of the Date of Grant and (y) the second (2nd) anniversary of the date of termination of Employment.

(ii) In the case of termination of the Participant’s Employment for any reason other than a termination described in Section 3(a)(i) or the Participant retiring following the expiration of the term of the Employment Agreement, subject to any provisions of the Plan and this Agreement to the contrary, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of (x) the tenth (10th) anniversary of the Date of Grant and (y) 5:00 pm (Eastern time) on the ninetieth (90th) day following the date of the Participant’s termination of Employment.

(iii) In the case of termination of the Participant’s Employment by reason of his retirement following the expiration of the term of the Employment Agreement, subject to any provisions of the Plan and this Agreement to the contrary, the Participant (or his heir or legatee, if applicable) may exercise all or any part of the Vested Portion of the Option at any time prior to the tenth (10th) anniversary of the Date of Grant.

(b) Method of Exercise.

(i) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised (the “Purchased Shares”) and shall be accompanied by payment in full of the Option Price in cash or by check or wire transfer; provided, however, that payment of such aggregate exercise price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing Shares, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such Shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), or (ii) by a reduction in the number of Purchased Shares to be issued upon such exercise having a Fair Market Value on the date of exercise equal to the aggregate Option Price in respect of the

Purchased Shares, provided that the Company is not then prohibited from purchasing or acquiring such Shares. The Participant shall not have any rights to dividends or other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares, satisfied any applicable withholding requirements and, if applicable, satisfied any other conditions imposed by the Committee or pursuant to the Plan or this Agreement.

(ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange (collectively, the “Legal Requirements”) that the Committee shall in its sole discretion determine to be necessary or advisable, unless an exemption to such registration or qualification is available and satisfied. The Committee may establish additional procedures as it deems necessary or desirable in connection with the exercise of the Option or the issuance of any Shares upon such exercise to comply with any Legal Requirements. Such procedures may include but are not limited to the establishment of limited periods during which the Option may be exercised or that following receipt of the notice of exercise, and prior to the completion of the exercise, the Participant will be required to affirm the exercise of the Option following receipt of any disclosure deemed necessary or desirable by the Committee.

(iii) Upon the Committee’s determination that the Option has been validly exercised as to any of the Shares, and that the Participant has paid in full for such Shares and satisfied any applicable withholding requirements, the Company shall issue certificates in the Participant’s name for such Shares.

(iv) In the event of the Participant’s death, the Vested Portion of the Option shall remain exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a)(ii) (and the term “Participant” shall be deemed to include such heir or legatee). Any such heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

(v) In consideration of the grant of this Option, the Participant agrees that, as a condition to the exercise of any option to purchase Shares (whether this Option or any other option), the Participant shall, with respect to such Shares, have become a party to the Shareholders Agreement.

4. No Right to Continued Employment. The granting of the Option evidenced hereby and this Agreement shall impose no obligation on the Company or any other member of the Company Group to continue the Employment of the Participant and shall not lessen or affect the Company’s or such other member’s right to terminate the Employment of such Participant.

5. Legend on Certificates. The certificates representing the Shares purchased upon the exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission and any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

6. Transferability. The Option and the Participant’s other rights and obligations under the Plan and this Agreement may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant without the prior written consent of the Company otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant’s lifetime, the Option is exercisable only by the Participant.

7. Withholding. Whenever Shares are to be issued upon exercise of the Option, the Company shall have the right to require the Participant to remit to the Company cash sufficient to satisfy all federal, state and local withholding tax requirements prior to issuance of the Shares and the delivery of any certificate or certificates for such Shares. The Participant may satisfy such tax withholding obligation by surrendering to the Company at the time of exercise Purchased Shares (valued in the manner provided in Section 3(b)(i) above), provided that the Company is not then prohibited from purchasing or acquiring such Shares.

8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

9. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party hereto at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10. Choice of Law. This agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles of conflicts of laws.

11. Option Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

12. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the Date of Grant.

HAWKER BEECHCRAFT, INC.

By:
Name: Title:

Agreed and acknowledged as of the Date of Grant:

Worth W. Boisture, Jr.

Exhibit D

TYPE A

HAWKER BEECHCRAFT, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

(Performance-Vesting)

THIS AGREEMENT (the “Agreement”), is made effective as of March 23, 2009 (the “Date of Grant”), between Hawker Beechcraft, Inc., a Delaware corporation (the “Company”), and Worth W. Boisture, Jr. (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Hawker Beechcraft, Inc. 2007 Stock Option Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings given thereto in the Plan;

WHEREAS, the Participant, the Company and Hawker Beechcraft Corporation (“HBC”) have entered into that certain Employment Agreement dated as of March 23, 2009 (the “Employment Agreement”);

WHEREAS, the Company is an indirect parent of HBC; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant an Option to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. General.

(a) Grant of the Option. The Company hereby grants to the Participant the right and option to purchase, pursuant to Section 6 of the Plan and the terms and conditions hereinafter set forth, all or any part of an aggregate of 310,938 Shares, subject to adjustment as set forth in the Plan. The Option Price shall be $8.00 per share, which the Company and the Participant agree is not less than the Fair Market Value of the Shares as of the date hereof. The Option is granted pursuant to and is governed in all respects by the Plan. This Option is not intended to constitute an incentive stock option under Section 422 of the Code.

(b) Term. The term of the Option shall be ten (10) years from and after the Date of Grant. Unless the Option is earlier terminated or canceled as provided elsewhere herein, the Option shall expire at the close of regular business hours at the Company’s headquarters on the last day of the term of the Option. Upon such expiration, this Agreement and all rights of the Optionee to exercise the Option shall automatically terminate.

2. Vesting; Termination of Employment.

(a) Subject to the earlier termination or cancellation of the Option as set forth herein or in the Plan, the Option shall become vested (but not exercisable) as follows, in each case so long as the Participant’s Employment has not theretofore terminated:

(i) Prior to the first (1st) anniversary of the Date of Grant, no portion of the Option shall be considered vested;

(ii) On and after the first (1st) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 20% of the Shares;

(iii) On and after the second (2nd) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 40% of the Shares;

(iv) On and after the third (3rd) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 60% of the Shares;

(v) On and after the fourth (4th) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 80% of the Shares; and

(v) On and after the fifth (5th) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 100% of the Shares.

The portion of the Option which has become vested pursuant to this section 2(a) is hereinafter referred to as the “Vested Portion.” No portion of the Option will be exercisable until it has become exercisable pursuant to Section 3(a)(i) or (ii) below.

(b) If the Participant’s Employment is terminated by the Company for Cause, the Option shall, whether or not then vested or exercisable, be automatically canceled without payment of consideration therefor.

(c) If the Participant’s Employment is terminated by the Company without Cause, by the Participant for Good Reason (as defined in the Employment Agreement), or due to the Participant’s death or Disability, the Participant shall be vested in an additional 20% of the Shares originally subject to the Option. The Option shall, to the extent not previously vested or vesting as described in this Section 2(c), be automatically canceled without payment of consideration therefor, and the Vested Portion of the Option shall remain outstanding for the applicable period set forth in Section 3(b); provided that it shall not be exercisable unless and until it has become exercisable pursuant to Section 3(a)(i) or (ii) below.

(d) If the Participant’s Employment terminates for any reason other than a termination for Cause or a termination described in Section 2(c),, the Option shall, to the extent not previously vested be automatically canceled without payment of consideration therefor, and the Vested Portion of the Option shall remain outstanding for the applicable period set forth in Section 3(b); provided that it shall not be exercisable unless and until it has become exercisable pursuant to Section 3(a)(i) or (ii) below.

(e) In the event of a Transaction the Committee may either (i) cancel the Option and make payment in connection with such cancellation equal to the excess, if any, of the Fair Market Value of the Shares subject to such Option over the aggregate Option Price of such Option or (ii) provide for the issuance of substitute options or other awards that will preserve, as nearly as practicable, the economic terms of the Option, in each case as determined by the Committee in good faith and, in each case, in compliance, to the extent applicable, with Section 409A of the Code as determined by the Board.

3. Exercise of Option.

(a) Exercisability.

(i) If the Participant is employed by a member of the Company Group on the date of consummation of a Liquidity Event, all Shares originally subject to the Option (including those previously eligible for vesting under Section 2(a) which had not yet become vested) shall vest and become exercisable if the Existing Owner Group achieves upon consummation of the Liquidity Event an 8% Internal Rate of Return and a Cash on Cash Return of at least two hundred percent (200%). For purposes of this Agreement, “Cash on Cash Return” shall mean the aggregate gross cash return realized by the Existing Owner Group on all of the capital invested by them in the Company or any of its subsidiaries in debt instruments, Shares or other equity securities of any of them (collectively “Company Group Securities”), including by means of direct purchases from any member of the Company Group or through the contribution of debt instruments purchased on the secondary market. In the case of any contributed debt instrument, the amount of capital invested attributable to such debt instrument shall be deemed to be the fair market value of the debt instrument on the date it is contributed, as determined by the Board in good faith. For purposes of this Section 3(a)(i), return shall include all amounts included in the determination of Internal Rate of Return, except that the term Company Group Securities shall be substituted for the term “equity” as used in the definition of Internal Rate of Return.

(ii) If a Participant is no longer employed by a member of the Company Group on the date of consummation of a Liquidity Event, the Vested Portion of the Option that remains outstanding on the date of the Liquidity Event, if any, shall become exercisable if the Existing Owner Group achieves upon consummation of the Liquidity Event an 8% Internal Rate of Return and a Cash on Cash Return of at least two hundred percent (200%).

(b) Post-Termination Period of Exercise.

(i) In the case of termination of the Participant’s Employment due to the Participant’s death or Disability, the termination of the Participant’s employment by the Company without Cause or by the Participant for Good Reason, subject to any provisions of the Plan and this Agreement to the contrary, the Participant (or his heir or legatee, if applicable) may, at any time prior to earliest to occur of (x) the tenth (10th) anniversary of the date of grant and (y) the second (2nd) anniversary of the date of termination of Employment, exercise all or any part of the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) prior to such date.

(ii) In the case of termination of the Participant’s Employment for any reason other than a termination described in Section 3(b)(i) or the Participant retiring following the expiration of the term of the Employment Agreement, subject to any provisions of the Plan and this Agreement to the contrary, the Participant may, at any time prior to the earliest to occur of (x) the tenth (10th) anniversary of the Date of Grant and (y) 5:00 pm (Eastern time) on the ninetieth (90th) day following the date of termination of Employment exercise all or any part of the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) prior to such date.

(iii) In the case of termination of the Participant’s Employment by reason of his retirement following the expiration of the term of the Employment Agreement, subject to any provisions of the Plan and this Agreement to the contrary, the Participant (or his heir or legatee, if applicable) may, at any time prior to the tenth (10th) anniversary of the Date of Grant, exercise all or any part of the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) prior to such date.

(c) Method of Exercise.

(i) Subject to Section 3(a) and (b), the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised (the “Purchased Shares”) and shall be accompanied by payment in full of the Option Price in cash or by check or wire transfer; provided, however, that payment of such aggregate exercise price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing Shares, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such Shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such Shares or (ii) by a reduction in the number of Purchased Shares to be issued upon such exercise having a Fair Market Value on the date of exercise equal to the aggregate Option Price in respect of the Purchased Shares, provided that the Company is not then prohibited from purchasing or acquiring such Shares. The Participant shall not have any rights to dividends or other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares, satisfied any applicable withholding requirements and, if applicable, satisfied any other conditions imposed by the Committee or pursuant to the Plan or this Agreement.

(ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange (collectively, the “Legal Requirements”) that the Committee shall in its sole discretion determine to be necessary or advisable, unless an exemption to such registration or qualification is available and satisfied. The Committee may establish additional procedures, as it deems necessary or desirable in connection with the exercise of the Option or the issuance of any Shares upon such exercise to comply with any Legal Requirements. Such procedures may include but are not limited to the establishment of limited periods during which the Option may be exercised or that following receipt of the notice of exercise, and prior to the completion of the exercise, the Participant will be required to affirm the exercise of the Option following receipt of any disclosure deemed necessary or desirable by the Committee.

(iii) Upon the Committee’s determination that the Option has been validly exercised as to any of the Shares, and that the Participant has paid in full for such Shares and satisfied any applicable withholding requirements, the Company shall issue certificates in the Participant’s name for such Shares.

(iv) In the event of the Participant’s death, the Vested Portion of the Option shall remain exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(b)(i) (and the term “Participant” shall be deemed to include such heir or legatee). Any such heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

(v) In consideration of the grant of this Option, the Participant agrees that, as a condition to the exercise of any option to purchase Shares (whether this Option or any other option), the Participant shall, with respect to such Shares, have become a party to the Shareholders Agreement.

4. No Right to Continued Employment. The granting of the Option evidenced hereby and this Agreement shall impose no obligation on the Company or any other member of the Company Group to continue the Employment of the Participant and shall not lessen or affect the Company’s or such other member’s right to terminate the Employment of such Participant.

5. Legend on Certificates. The certificates representing the Shares purchased upon the exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission and any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

6. Transferability. The Option and the Participant’s other rights and obligations under the Plan and this Agreement may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant without the prior written consent of the Company otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant’s lifetime, the Option is exercisable only by the Participant.

7. Withholding. Whenever Shares are to be issued upon exercise of the Option, the Company shall have the right to require the Participant to remit to the Company cash sufficient to satisfy all federal, state and local withholding tax requirements prior to issuance of the Shares and the delivery of any certificate or certificates for such Shares. The Participant may satisfy such tax withholding obligation by surrendering to the Company at the time of exercise Purchased Shares (valued in the manner provided in Section 3(c)(i) above), provided that the Company is not then prohibited from purchasing or acquiring such Shares.

8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

9. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party hereto at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10. Choice of Law. This agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles of conflicts of laws.

11. Option Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

12. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the Date of Grant.

HAWKER BEECHCRAFT, INC.

By:
Name: Title:

Agreed and acknowledged as of the Date of Grant:

Worth W. Boisture, Jr.

Exhibit E

TYPE B

HAWKER BEECHCRAFT, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

(Performance-Vesting)

THIS AGREEMENT (the “Agreement”), is made effective as of March 23, 2009 (the “Date of Grant”), between Hawker Beechcraft, Inc., a Delaware corporation (the “Company”), and Worth W. Boisture, Jr. (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Hawker Beechcraft, Inc. 2007 Stock Option Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings given thereto in the Plan;

WHEREAS, the Participant, the Company and Hawker Beechcraft Corporation (“HBC”) have entered into that certain Employment Agreement dated as of March 23, 2009 (the “Employment Agreement”);

WHEREAS, the Company is an indirect parent of HBC; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant an Option to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. General.

(a) Grant of the Option. The Company hereby grants to the Participant the right and option to purchase, pursuant to Section 6 of the Plan and the terms and conditions hereinafter set forth, all or any part of an aggregate of 310,937 Shares, subject to adjustment as set forth in the Plan. The Option Price shall be $8.00 per share, which the Company and the Participant agree is not less than the Fair Market Value of the Shares as of the date hereof. The Option is granted pursuant to and is governed in all respects by the Plan. This Option is not intended to constitute an incentive stock option under Section 422 of the Code.

(b) Term. The term of the Option shall be ten (10) years from and after the Date of Grant. Unless the Option is earlier terminated or canceled as provided elsewhere herein, the Option shall expire at the close of regular business hours at the Company’s headquarters on the last day of the term of the Option. Upon such expiration, this Agreement and all rights of the Optionee to exercise the Option shall automatically terminate.

2. Vesting; Termination of Employment.

(a) Subject to the earlier termination or cancellation of the Option as set forth herein or in the Plan, the Option shall become vested (but not exercisable) as follows, in each case so long as the Participant’s Employment has not theretofore terminated:

(i) Prior to the first (1st) anniversary of the Date of Grant, no portion of the Option shall be considered vested;

(ii) On and after the first (1st) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 20% of the Shares;

(iii) On and after the second (2nd) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 40% of the Shares;

(iv) On and after the third (3rd) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 60% of the Shares;

(v) On and after the fourth (4th) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 80% of the Shares; and

(v) On and after the fifth (5th) anniversary of the Date of Grant, the Option shall be vested with respect to an aggregate of 100% of the Shares.

The portion of the Option which has become vested pursuant to this section 2(a) is hereinafter referred to as the “Vested Portion.” No portion of the Option will be exercisable until it has become exercisable pursuant to Section 3(a)(i) or (ii) below.

(b) If the Participant’s Employment is terminated by the Company for Cause, the Option shall, whether or not then vested or exercisable, be automatically canceled without payment of consideration therefor.

(c) If the Participant’s Employment is terminated by the Company without Cause, by the Participant for Good Reason (as defined in the Employment Agreement), or due to the Participant’s death or Disability, the Participant shall be vested in an additional 20% of the Shares originally subject to the Option. The Option shall, to the extent not previously vested or vesting as described in this Section 2(c), be automatically canceled without payment of consideration therefor, and the Vested Portion of the Option shall remain outstanding for the applicable period set forth in Section 3(b); provided that it shall not be exercisable unless and until it has become exercisable pursuant to Section 3(a)(i) or (ii) below.

(d) If the Participant’s Employment terminates for any reason other than a termination for Cause or a termination described in Section 2(c), the Option shall, to the extent not previously vested be automatically canceled without payment of consideration therefor, and the Vested Portion of the Option shall remain outstanding for the applicable period set forth in Section 3(b); provided that it shall not be exercisable unless and until it has become exercisable pursuant to Section 3(a)(i) or (ii) below.

(e) In the event of a Transaction the Committee may either (i) cancel the Option and make payment in connection with such cancellation equal to the excess, if any, of the Fair Market Value of the Shares subject to such Option over the aggregate Option Price of such Option or (ii) provide for the issuance of substitute options or other awards that will preserve, as nearly as practicable, the economic terms of the Option, in each case as determined by the Committee in good faith and, in each case, in compliance, to the extent applicable, with Section 409A of the Code as determined by the Board.

3. Exercise of Option.

(a) Exercisability.

(i) If the Participant is employed by a member of the Company Group on the date of consummation of a Liquidity Event, all Shares originally subject to the Option (including those previously eligible for vesting under Section 2(a) which had not yet become vested) shall vest and become exercisable if the Existing Owner Group achieves upon consummation of the Liquidity Event an 8% Internal Rate of Return and a Cash on Cash Return of at least three hundred percent (300%). For purposes of this Agreement, “Cash on Cash Return” shall mean the aggregate gross cash return realized by the Existing Owner Group on all of the capital invested by them in the Company or any of its subsidiaries in debt instruments, Shares or other equity securities of any of them (collectively “Company Group Securities”), including by means of direct purchases from any member of the Company Group or through the contribution of debt instruments purchased on the secondary market. In the case of any contributed debt instrument, the amount of capital invested attributable to such debt instrument shall be deemed to be the fair market value of the debt instrument on the date it is contributed, as determined by the Board in good faith. For purposes of this Section 3(a)(i), return shall include all amounts included in the determination of Internal Rate of Return, except that the term Company Group Securities shall be substituted for the term “equity” as used in the definition of Internal Rate of Return.

(ii) If a Participant is no longer employed by a member of the Company Group on the date of consummation of a Liquidity Event, the Vested Portion of the Option that remains outstanding on the date of the Liquidity Event, if any, shall become exercisable if the Existing Owner Group achieves upon consummation of the Liquidity Event an 8% Internal Rate of Return and a Cash on Cash Return of at least three hundred percent (300%).

(b) Post-Termination Period of Exercise.

(i) In the case of termination of the Participant’s Employment due to the Participant’s death or Disability, the termination of the Participant’s employment by the Company without Cause or by the Participant for Good Reason, subject to any provisions of the Plan and this Agreement to the contrary, the Participant (or his heir or legatee, if applicable) may, at any time prior to earliest to occur of (x) the tenth (10th) anniversary of the date of grant and (y) the second (2nd) anniversary of the date of termination of Employment, exercise all or any part of the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) prior to such date.

(ii) In the case of termination of the Participant’s Employment for any reason other than a termination described in Section 3(b)(i) or the Participant retiring following the expiration of the term of the Employment Agreement, subject to any provisions of the Plan and this Agreement to the contrary, the Participant may, at any time prior to the earliest to occur of (x) the tenth (10th) anniversary of the Date of Grant and (y) 5:00 pm (Eastern time) on the ninetieth (90th) day following the date of termination of Employment exercise all or any part of the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) prior to such date.

(iii) In the case of termination of the Participant’s Employment by reason of his retirement following the expiration of the term of the Employment Agreement, subject to any provisions of the Plan and this Agreement to the contrary, the Participant (or his heir or legatee, if applicable) may, at any time prior to the tenth (10th) anniversary of the Date of Grant, exercise all or any part of the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) prior to such date.

(c) Method of Exercise.

(i) Subject to Section 3(a) and (b), the Vested Portion of the Option which has become exercisable pursuant to Section 3(a)(i) or (ii) may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised (the “Purchased Shares”) and shall be accompanied by payment in full of the Option Price in cash or by check or wire transfer; provided, however, that payment of such aggregate exercise price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing Shares, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such Shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such Shares or (ii) by a reduction in the number of Purchased Shares to be issued upon such exercise having a Fair Market Value on the date of exercise equal to the aggregate Option Price in respect of the Purchased Shares, provided that the Company is not then prohibited from purchasing or acquiring such Shares. The Participant shall not have any rights to dividends or other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares, satisfied any applicable withholding requirements and, if applicable, satisfied any other conditions imposed by the Committee or pursuant to the Plan or this Agreement.

(ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange (collectively, the “Legal Requirements”) that the Committee shall in its sole discretion determine to be necessary or advisable, unless an exemption to such registration or qualification is available and satisfied. The Committee may establish additional procedures, as it deems necessary or desirable in connection with the exercise of the Option or the issuance of any Shares upon such exercise to comply with any Legal Requirements. Such procedures may include but are not limited to the establishment of limited periods during which the Option may be exercised or that following receipt of the notice of exercise, and prior to the completion of the exercise, the Participant will be required to affirm the exercise of the Option following receipt of any disclosure deemed necessary or desirable by the Committee.

(iii) Upon the Committee’s determination that the Option has been validly exercised as to any of the Shares, and that the Participant has paid in full for such Shares and satisfied any applicable withholding requirements, the Company shall issue certificates in the Participant’s name for such Shares.

(iv) In the event of the Participant’s death, the Vested Portion of the Option shall remain exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(b)(i) (and the term “Participant” shall be deemed to include such heir or legatee). Any such heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

(v) In consideration of the grant of this Option, the Participant agrees that, as a condition to the exercise of any option to purchase Shares (whether this Option or any other option), the Participant shall, with respect to such Shares, have become a party to the Shareholders Agreement.

4. No Right to Continued Employment. The granting of the Option evidenced hereby and this Agreement shall impose no obligation on the Company or any other member of the Company Group to continue the Employment of the Participant and shall not lessen or affect the Company’s or such other member’s right to terminate the Employment of such Participant.

5. Legend on Certificates. The certificates representing the Shares purchased upon the exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission and any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

6. Transferability. The Option and the Participant’s other rights and obligations under the Plan and this Agreement may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant without the prior written consent of the Company otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant’s lifetime, the Option is exercisable only by the Participant.

7. Withholding. Whenever Shares are to be issued upon exercise of the Option, the Company shall have the right to require the Participant to remit to the Company cash sufficient to satisfy all federal, state and local withholding tax requirements prior to issuance of the Shares and the delivery of any certificate or certificates for such Shares. The Participant may satisfy such tax withholding obligation by surrendering to the Company at the time of exercise Purchased Shares (valued in the manner provided in Section 3(c)(i) above), provided that the Company is not then prohibited from purchasing or acquiring such Shares.

8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

9. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party hereto at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10. Choice of Law. This agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles of conflicts of laws.

11. Option Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

12. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the Date of Grant.

HAWKER BEECHCRAFT, INC.

By:
Name:
Title:

Agreed and acknowledged as

of the Date of Grant:

Worth W. Boisture, Jr.

Exhibit F

Release

1. In consideration of the payments and benefits to be made under the Employment Agreement, dated as of March 23, 2009 (the “Employment Agreement”), to which Worth W. Boisture, Jr. (the “Executive”) and Hawker Beechcraft Corporation (the “Company”) (each of the Executive and the Company, a “Party” and collectively, the “Parties”) are parties, the sufficiency of which the Executive acknowledges, the Executive, with the intention of binding himself and his heirs, executors, administrators and assigns, does hereby release, remise, acquit and forever discharge the Company and each of its subsidiaries and affiliates (the “Company Affiliated Group”), their present and former officers, directors, executives, shareholders, agents, attorneys, employees and employee benefit plans (and the fiduciaries thereof), and the successors, predecessors and assigns of each of the foregoing (collectively, the “Company Released Parties”), of and from any and all claims, actions, causes of action, complaints, charges, demands, rights, damages, debts, sums of money, accounts, financial obligations, suits, expenses, attorneys’ fees and liabilities of whatever kind or nature in law, equity or otherwise, whether accrued, absolute, contingent, unliquidated or otherwise and whether now known or unknown, suspected or unsuspected, which the Executive, individually or as a member of a class, now has, owns or holds, or has at any time heretofore had, owned or held, arising on or prior to the date hereof, against any Company Released Party that arises out of, or relates to, the Employment Agreement, the Executive’s employment with the Company or any of its subsidiaries and affiliates, or any termination of such employment, including claims (i) for severance or vacation benefits, unpaid wages, salary or incentive payments, (ii) for breach of contract, wrongful discharge, impairment of economic opportunity, defamation, intentional infliction of emotional harm or other tort, (iii) for any violation of applicable state and local labor and employment laws (including, without limitation, all laws concerning unlawful and unfair labor and employment practices) and (iv) for employment discrimination under any applicable federal, state or local statute, provision, order or regulation, and including, without limitation, any claim under Title VII of the Civil Rights Act of 1964 (“Title VII”), the Civil Rights Act of 1988, the Fair Labor Standards Act, the Americans with Disabilities Act (“ADA”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Age Discrimination in Employment Act (“ADEA”), and any similar or analogous state statute, excepting only:

(A)	rights of the Executive arising under, or preserved by, this Release or Section 3 of the Employment Agreement;

(B)	the right of the Executive to receive COBRA continuation coverage in accordance with applicable law;

(C)	claims for benefits under any health, disability, retirement, life insurance or other, similar employee benefit plan (within the meaning of Section 3(3) of ERISA) of the Company Affiliated Group;

(D)	rights to indemnification the Executive has or may have under the by-laws or certificate of incorporation of any member of the Company Affiliated Group or as an insured under any director’s and officer’s liability insurance policy now or previously in force.

(E)	rights granted to Executive during his employment related to the purchase of Hawker Beechcraft, Inc. stock, Restricted Stock Units, and options to purchase Hawker Beechcraft, Inc. stock; and

(F)	the Company’s obligations to Executive under Section 6 of the Employment Agreement.

2. The Executive acknowledges and agrees that the release of claims set forth in this Release is not to be construed in any way as an admission of any liability whatsoever by any Company Released Party, any such liability being expressly denied.

3. The release of claims set forth in this Release applies to any relief no matter how called, including, without limitation, wages, back pay, front pay, compensatory damages, liquidated damages, punitive damages, damages for pain or suffering, costs, and attorneys’ fees and expenses.

4. The Executive specifically acknowledges that his acceptance of the terms of the release of claims set forth in this Release is, among other things, a specific waiver of his rights, claims and causes of action under Title VII, ADEA, ADA and any state or local law or regulation in respect of discrimination of any kind; provided, however, that nothing herein shall be deemed, nor does anything contained herein purport, to be a waiver of any right or claim or cause of action which by law the Executive is not permitted to waive.

5. As to rights, claims and causes of action arising under the ADEA, the Executive acknowledges that he has been given but not utilized a period of twenty-one (21) days to consider whether to execute this Release. If the Executive accepts the terms hereof and executes this Release, he may thereafter, for a period of seven (7) days following (and not including) the date of execution, revoke this Release as it relates to the release of claims arising under the ADEA. If no such revocation occurs, this Release shall become irrevocable in its entirety, and binding and enforceable against the Executive, on the day next following the day on which the foregoing seven-day period has elapsed. If such a revocation occurs, the Executive shall irrevocably forfeit any right to payment of the Severance Payments (as defined in the Employment Agreement), but the remainder of the Employment Agreement shall continue in full force.

6. Other than as to rights, claims and causes of action arising under the ADEA, the release of claims set forth in this Release shall be immediately effective upon execution by the Executive.

7. The Executive acknowledges and agrees that he has not, with respect to any transaction or state of facts existing prior to the date hereof, filed any complaints, charges or lawsuits against any Company Released Party with any governmental agency, court or tribunal.

8. The Executive acknowledges that he has been advised to seek, and has had the opportunity to seek, the advice and assistance of an attorney with regard to the release of claims set forth in this Release, and has been given a sufficient period within which to consider the release of claims set forth in this Release.

9. The Executive acknowledges that the release of claims set forth in this Release relates only to claims which exist as of the date of this Release.

10. The Executive acknowledges that the Severance Payments he is receiving in connection with the release of claims set forth in this Release and his obligations under this Release are in addition to anything of value to which the Executive is entitled from the Company.

11. Each provision hereof is severable from this Release, and if one or more provisions hereof are declared invalid, the remaining provisions shall nevertheless remain in full force and effect. If any provision of this Release is so broad, in scope, or duration or otherwise, as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

12. This Release constitutes the complete agreement of the Parties in respect of the subject matter hereof and shall supersede all prior agreements between the Parties in respect of the subject matter hereof except to the extent set forth herein.

13. The failure to enforce at any time any of the provisions of this Release or to require at any time performance by another party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect the validity of this Release, or any part hereof, or the right of any party thereafter to enforce each and every such provision in accordance with the terms of this Release.

14. This Release may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile shall be deemed effective for all purposes.

15. This Release shall be binding upon any and all successors and assigns of the Executive and the Company.

16. Except for issues or matters as to which federal law is applicable, this Release shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

[signature page follows]

IN WITNESS WHEREOF, this Release has been signed by or on behalf of each of the Parties, all as of                     .

HAWKER BEECHCRAFT CORPORATION

By:
Name:
Title:

Worth W. Boisture, Jr.

F-4